Exhibit 99.2

Investor Supplement
Third Quarter 2015
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 29.

Kemper Corporation
Investor Supplement
Third Quarter 2015

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Sep 30, 2015	Sep 30, 2014
For Period Ended
Earned Premiums	$536.7	$500.1	$431.3	$451.5	$462.8	$470.3	$477.6	$1,468.1	$1,410.7
Net Investment Income	75.9	76.7	70.6	93.1	72.3	72.6	71.1	223.2	216.0
Net Investment Gains (Losses) and Other Income	2.8	32.4	(2.7)	15.1	4.7	(0.4)	5.9	32.5	10.2
Total Revenues	$615.4	$609.2	$499.2	$559.7	$539.8	$542.5	$554.6	$1,723.8	$1,636.9

Consolidated Net Operating Income [1]	$36.6	$6.7	$21.8	$53.9	$2.1	$9.6	$31.5	$65.1	$43.2
Income from Continuing Operations	$38.0	$27.4	$13.5	$63.3	$4.8	$9.3	$35.2	$78.9	$49.3
Net Income	$37.9	$29.7	$13.5	$65.4	$4.7	$9.3	$35.1	$81.1	$49.1

Per Unrestricted Common Share Amounts:
Basic:
Consolidated Net Operating Income [1]	$0.70	$0.13	$0.42	$1.02	$0.04	$0.18	$0.56	$1.26	$0.79
Income from Continuing Operations	$0.73	$0.53	$0.26	$1.20	$0.09	$0.17	$0.63	$1.52	$0.90
Net Income	$0.73	$0.57	$0.26	$1.24	$0.09	$0.17	$0.63	$1.56	$0.90
Diluted:
Consolidated Net Operating Income [1]	$0.70	$0.13	$0.42	$1.02	$0.04	$0.18	$0.56	$1.26	$0.79
Income from Continuing Operations	$0.73	$0.53	$0.26	$1.20	$0.09	$0.17	$0.63	$1.52	$0.90
Net Income	$0.73	$0.57	$0.26	$1.24	$0.09	$0.17	$0.63	$1.56	$0.90

Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.72	$0.72

At Period End
Total Assets	$8,075.6	$8,055.1	$7,885.0	$7,833.4	$7,905.3	$7,969.8	$7,944.2
Insurance Reserves	$4,180.7	$4,187.2	$4,019.6	$4,007.6	$4,041.7	$4,064.2	$4,067.3
Debt	$750.4	$750.2	$750.0	$752.1	$751.9	$751.7	$751.4
Shareholders’ Equity	$2,024.6	$2,012.3	$2,109.9	$2,090.7	$2,104.5	$2,138.6	$2,144.7
Shareholders’ Equity Excluding Goodwill	$1,701.6	$1,693.8	$1,798.1	$1,778.9	$1,792.7	$1,826.8	$1,832.9
Common Shares Issued and Outstanding (In Millions)	51.318	51.803	51.826	52.418	52.666	53.497	55.408
Book Value Per Share[2]	$39.45	$38.85	$40.71	$39.88	$39.96	$39.98	$38.71
Book Value Per Share Excluding Goodwill[1,2]	$33.16	$32.70	$34.69	$33.94	$34.04	$34.15	$33.08
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$35.04	$34.71	$34.64	$34.50	$35.31	$35.32	$35.13
Debt to Total Capitalization[2]	27.0%	27.2%	26.2%	26.5%	26.3%	26.0%	25.9%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	7.1%	5.4%	4.4%	5.4%	5.0%	8.2%	9.4%

[1] Non-GAAP Measure. See page 29 for definition.
[2] See Capital Metrics on page 8 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Income (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Sep 30, 2015	Sep 30, 2014
Revenues:
Earned Premiums	$536.7	$500.1	$431.3	$451.5	$462.8	$470.3	$477.6	$1,468.1	$1,410.7
Net Investment Income	75.9	76.7	70.6	93.1	72.3	72.6	71.1	223.2	216.0
Other Income	0.8	0.6	0.9	0.6	0.5	0.2	0.1	2.3	0.8
Net Realized Gains on Sales of Investments	5.3	34.0	3.4	21.0	8.0	3.5	6.6	42.7	18.1
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(3.3)	(2.2)	(7.0)	(6.5)	(3.8)	(4.1)	(0.8)	(12.5)	(8.7)
Portion of Losses Recognized in Other Comprehensive Income	—	—	—	—	—	—	—	—	—
Net Impairment Losses Recognized in Earnings	(3.3)	(2.2)	(7.0)	(6.5)	(3.8)	(4.1)	(0.8)	(12.5)	(8.7)
Total Revenues	615.4	609.2	499.2	559.7	539.8	542.5	554.6	1,723.8	1,636.9
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	378.8	375.1	297.7	285.8	300.5	347.5	327.9	1,051.6	975.9
Insurance Expenses	161.1	162.1	144.9	156.4	158.6	161.3	152.1	468.1	472.0
Write-offs of Long-lived Assets	—	11.1	—	—	54.6	—	—	11.1	54.6
Loss from Early Extinguishment of Debt	—	—	9.1	—	—	—	—	9.1	—
Interest and Other Expenses	25.7	26.6	29.7	24.4	22.1	22.5	22.7	82.0	67.3
Total Expenses	565.6	574.9	481.4	466.6	535.8	531.3	502.7	1,621.9	1,569.8
Income from Continuing Operations before Income Taxes	49.8	34.3	17.8	93.1	4.0	11.2	51.9	101.9	67.1
Income Tax Benefit (Expense)	(11.8)	(6.9)	(4.3)	(29.8)	0.8	(1.9)	(16.7)	(23.0)	(17.8)
Income from Continuing Operations	38.0	27.4	13.5	63.3	4.8	9.3	35.2	78.9	49.3
Discontinued Operations:
Income (Loss) from Discontinued Operations before Income Taxes	—	3.5	—	3.4	(0.2)	—	(0.2)	3.5	(0.4)
Income Tax Benefit (Expense)	(0.1)	(1.2)	—	(1.3)	0.1	—	0.1	(1.3)	0.2
Income (Loss) from Discontinued Operations	(0.1)	2.3	—	2.1	(0.1)	—	(0.1)	2.2	(0.2)
Net Income	$37.9	$29.7	$13.5	$65.4	$4.7	$9.3	$35.1	$81.1	$49.1
Income from Continuing Operations Per Unrestricted Share:
Basic	$0.73	$0.53	$0.26	$1.20	$0.09	$0.17	$0.63	$1.52	$0.90
Diluted	$0.73	$0.53	$0.26	$1.20	$0.09	$0.17	$0.63	$1.52	$0.90
Net Income Per Unrestricted Share:
Basic	$0.73	$0.57	$0.26	$1.24	$0.09	$0.17	$0.63	$1.56	$0.90
Diluted	$0.73	$0.57	$0.26	$1.24	$0.09	$0.17	$0.63	$1.56	$0.90
Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.72	$0.72
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	51.612	51.728	51.873	52.465	52.605	54.667	55.313	51.738	54.246

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Assets:
Investments:
Fixed Maturities at Fair Value	$4,844.9	$4,764.0	$4,803.1	$4,777.6	$4,697.2	$4,680.0	$4,619.5
Equity Securities at Fair Value	535.7	562.9	628.6	632.2	661.4	646.2	648.3
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	179.4	173.5	168.1	184.8	222.8	227.1	239.0
Fair Value Option Investments	166.1	160.0	54.2	53.3	50.6	40.3	—
Short-term Investments at Cost which Approximates Fair Value	295.9	338.4	357.3	342.2	316.2	480.1	506.9
Other Investments	451.0	451.0	450.1	449.6	450.5	448.3	448.2
Total Investments	6,473.0	6,449.8	6,461.4	6,439.7	6,398.7	6,522.0	6,461.9
Cash	147.1	93.8	87.7	76.1	93.1	61.8	65.0
Receivables from Policyholders	347.9	335.2	293.1	295.3	314.4	313.5	319.5
Other Receivables	198.9	267.1	197.0	187.0	247.5	190.5	225.5
Deferred Policy Acquisition Costs	325.8	317.5	305.6	303.3	306.7	304.8	301.8
Goodwill	323.0	318.5	311.8	311.8	311.8	311.8	311.8
Current and Deferred Income Tax Assets	22.3	34.2	10.9	—	4.3	10.1	—
Other Assets	237.6	239.0	217.5	220.2	228.8	255.3	258.7
Total Assets	$8,075.6	$8,055.1	$7,885.0	$7,833.4	$7,905.3	$7,969.8	$7,944.2
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,327.8	$3,312.8	$3,299.5	$3,273.7	$3,260.8	$3,249.0	$3,237.7
Property and Casualty	852.9	874.4	720.1	733.9	780.9	815.2	829.6
Total Insurance Reserves	4,180.7	4,187.2	4,019.6	4,007.6	4,041.7	4,064.2	4,067.3
Unearned Premiums	629.4	606.2	530.0	536.9	568.2	571.8	582.5
Liabilities for Income Taxes	3.7	3.6	58.2	36.5	48.7	53.4	30.6
Debt at Amortized Cost	750.4	750.2	750.0	752.1	751.9	751.7	751.4
Accrued Expenses and Other Liabilities	486.8	495.6	417.3	409.6	390.3	390.1	367.7
Total Liabilities	6,051.0	6,042.8	5,775.1	5,742.7	5,800.8	5,831.2	5,799.5
Shareholders’ Equity:
Common Stock	5.1	5.2	5.2	5.2	5.3	5.3	5.5
Paid-in Capital	651.9	657.1	655.1	660.1	662.2	671.3	693.5
Retained Earnings	1,218.6	1,204.7	1,189.3	1,202.7	1,155.6	1,183.4	1,231.5
Accumulated Other Comprehensive Income	149.0	145.3	260.3	222.7	281.4	278.6	214.2
Total Shareholders’ Equity	2,024.6	2,012.3	2,109.9	2,090.7	2,104.5	2,138.6	2,144.7
Total Liabilities and Shareholders’ Equity	$8,075.6	$8,055.1	$7,885.0	$7,833.4	$7,905.3	$7,969.8	$7,944.2

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Nine Months Ended
	Sep 30, 2015	Sep 30, 2014
Operating Activities:
Net Income	$81.1	$49.1
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Increase in Deferred Policy Acquisition Costs	(22.5)	(3.8)
Amortization of Intangible Assets Acquired	12.8	5.4
Equity in Earnings of Equity Method Limited Liability Investments	(11.8)	(9.7)
Distribution of Accumulated Earnings of Equity Method Limited Liability Investments	4.7	14.4
Increase in Value of Fair Value Option Investments Reported in Net Investment Income	(1.8)	(0.6)
Amortization of Investment Securities and Depreciation of Investment Real Estate	11.7	11.3
Net Realized Gains on Sales of Investments	(42.7)	(18.1)
Net Impairment Losses Recognized in Earnings	12.5	8.7
Loss from Early Extinguishment of Debt	9.1	—
Depreciation of Property and Equipment	10.0	13.0
Write-off of Long-lived Asset	11.1	54.6
Decrease in Receivables	29.4	21.0
Increase (Decrease) in Insurance Reserves	16.7	(20.1)
Increase (Decrease) in Unearned Premiums	6.8	(30.7)
Change in Income Taxes	(16.2)	(12.9)
Increase in Accrued Expenses and Other Liabilities	27.1	0.1
Other, Net	29.6	17.7
Net Cash Provided by Operating Activities (Carryforward to page 7)	167.6	99.4

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Nine Months Ended
	Sep 30, 2015	Sep 30, 2014
Net Cash Provided by Operating Activities (Carryforward from page 6)	167.6	99.4
Investing Activities:
Sales, Paydowns and Maturities of Fixed Maturities	538.5	454.1
Purchases of Fixed Maturities	(518.1)	(404.3)
Sales of Equity Securities	207.4	84.4
Purchases of Equity Securities	(121.0)	(95.1)
Return of Investment of Equity Method Limited Liability Investments	30.3	37.4
Acquisitions of Equity Method Limited Liability Investments	(21.9)	(19.8)
Sales of Fair Value Option Investments	—	2.9
Purchases of Fair Value Option Investments	(111.0)	(52.9)
Decrease (Increase) in Short-term Investments	64.7	(34.1)
Improvements of Investment Real Estate	(1.1)	(1.9)
Sales of Investment Real Estate	—	0.9
Acquisition of Business, Net of Cash Acquired	(57.6)	—
Increase in Other Investments	(2.1)	(5.4)
Purchase of Corporate-owned Life Insurance	(7.5)	(33.5)
Acquisition of Software	(7.4)	(8.5)
Disposition of Subsidiary, Net of Cash Disposed	—	8.9
Other, Net	(2.8)	(5.4)
Net Cash Used by Investing Activities	(9.6)	(72.3)
Financing Activities:
Net Proceeds from Issuances of Debt	288.8	144.2
Repayments of Debt	(300.3)	—
Common Stock Repurchases	(41.2)	(106.5)
Dividends and Dividend Equivalents Paid	(37.3)	(39.2)
Cash Exercise of Stock Options	2.1	—
Other, Net	0.9	1.0
Net Cash Used by Financing Activities	(87.0)	(0.5)
Increase in Cash	71.0	26.6
Cash, Beginning of Year	76.1	66.5
Cash, End of Period	$147.1	$93.1

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Book Value Per Share
Numerator
Shareholders’ Equity	$2,024.6	$2,012.3	$2,109.9	$2,090.7	$2,104.5	$2,138.6	$2,144.7
Less: Goodwill	(323.0)	(318.5)	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)
Shareholders’ Equity Excluding Goodwill	$1,701.6	$1,693.8	$1,798.1	$1,778.9	$1,792.7	$1,826.8	$1,832.9
Shareholders’ Equity	$2,024.6	$2,012.3	$2,109.9	$2,090.7	$2,104.5	$2,138.6	$2,144.7
Less: Net Unrealized Gains on Fixed Maturities	(226.2)	(214.4)	(314.6)	(282.2)	(244.9)	(249.0)	(198.3)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities	$1,798.4	$1,797.9	$1,795.3	$1,808.5	$1,859.6	$1,889.6	$1,946.4
Denominator
Common Shares Issued and Outstanding	51.318	51.803	51.826	52.418	52.666	53.497	55.408
Book Value Per Share	$39.45	$38.85	$40.71	$39.88	$39.96	$39.98	$38.71
Book Value Per Share Excluding Goodwill	$33.16	$32.70	$34.69	$33.94	$34.04	$34.15	$33.08
Book Value Per Share Excluding Unrealized on Fixed Maturities	$35.04	$34.71	$34.64	$34.50	$35.31	$35.32	$35.13

Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$146.5	$113.3	$92.9	$114.5	$104.3	$169.7	$194.4
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$2,068.4	$2,091.2	$2,117.7	$2,106.0	$2,089.7	$2,069.8	$2,076.5
Rolling 12 Months Return on Average Shareholders' Equity (5-point Average)	7.1%	5.4%	4.4%	5.4%	5.0%	8.2%	9.4%

Debt and Total Capitalization
Debt	$750.4	$750.2	$750.0	$752.1	$751.9	$751.7	$751.4
Shareholders’ Equity	2,024.6	2,012.3	2,109.9	2,090.7	2,104.5	2,138.6	2,144.7
Total Capitalization	$2,775.0	$2,762.5	$2,859.9	$2,842.8	$2,856.4	$2,890.3	$2,896.1
Ratio of Debt to Shareholders’ Equity	37.1%	37.3%	35.5%	36.0%	35.7%	35.1%	35.0%
Ratio of Debt to Total Capitalization	27.0%	27.2%	26.2%	26.5%	26.3%	26.0%	25.9%

Parent Company Liquidity
Kemper Holding Company Cash and Investments	$343.3	$378.8	$290.2	$330.3	$302.4	$302.7	$255.9
Borrowings Available Under Credit Agreement	225.0	225.0	225.0	225.0	225.0	225.0	225.0
Parent Company Liquidity	$568.3	$603.8	$515.2	$555.3	$527.4	$527.7	$480.9

Capital Returned to Shareholders
Common Stock Repurchased	$17.6	$1.8	$21.9	$9.0	$29.9	$68.3	$8.3
Cash Dividends Paid	12.5	12.5	12.3	12.6	12.6	13.3	13.3
Total Capital Returned to Shareholders	$30.1	$14.3	$34.2	$21.6	$42.5	$81.6	$21.6

Kemper Corporation Debt Outstanding and Ratings (Dollars in Millions) (Unaudited)

	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Kemper Corporation:
Notes Payable under Revolving Credit Agreement	$—	$—	$—	$—	$—	$—	$—
Senior Notes at Amortized Cost:
6.00% Senior Notes due November 30, 2015	—	—	—	249.5	249.4	249.3	249.2
6.00% Senior Notes due May 15, 2017	358.9	358.8	358.6	358.5	358.3	358.2	358.0
4.35% Senior Notes due February 15, 2025	247.4	247.3	247.3	—	—	—	—
7.375% Subordinated Debentures due February 27, 2054 at Amortized Cost	144.1	144.1	144.1	144.1	144.2	144.2	144.2
Debt Outstanding	$750.4	$750.2	$750.0	$752.1	$751.9	$751.7	$751.4

Subsidiary Debt:
Federal Home Loan Bank of Dallas	—	—	—	—	—	—	—
Federal Home Loan Bank of Chicago	—	—	—	—	—	—	—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Notes Payable	bbb-	Baa3	BBB-	BBB-
Subordinated Debentures	bb+	Ba1	BB	BB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A-	A-
Reserve National Insurance Company	A-	NR	NR	NR

NR - Not Rated

Kemper Corporation Segment Revenues (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Sep 30, 2015	Sep 30, 2014
Revenues:
Property & Casualty Insurance:
Earned Premiums:
Personal Automobile	$288.5	$252.6	$189.8	$198.0	$205.1	$212.0	$216.3	$730.9	$633.4
Homeowners	72.1	71.6	72.6	75.8	77.9	79.0	79.7	216.3	236.6
Other Personal	11.8	11.7	11.7	12.2	12.6	12.9	13.2	35.2	38.7
Total Personal	372.4	335.9	274.1	286.0	295.6	303.9	309.2	982.4	908.7
Commercial Automobile	13.7	13.5	13.5	14.0	14.1	13.6	13.1	40.7	40.8
Total Earned Premiums	386.1	349.4	287.6	300.0	309.7	317.5	322.3	1,023.1	949.5
Net Investment Income	18.3	18.6	14.8	17.1	18.5	19.5	17.6	51.7	55.6
Other Income	0.1	0.1	0.3	0.1	0.1	0.2	0.1	0.5	0.4
Total Property & Casualty Insurance	404.5	368.1	302.7	317.2	328.3	337.2	340.0	1,075.3	1,005.5
Life & Health Insurance:
Earned Premiums:
Life	95.5	96.0	88.0	96.0	96.8	97.2	97.6	279.5	291.6
Accident and Health	36.2	35.7	36.8	36.5	37.1	36.2	38.8	108.7	112.1
Property	18.9	19.0	18.9	19.0	19.2	19.4	18.9	56.8	57.5
Total Earned Premiums	150.6	150.7	143.7	151.5	153.1	152.8	155.3	445.0	461.2
Net Investment Income	55.1	53.5	50.4	71.3	49.2	48.0	50.2	159.0	147.4
Other Income	0.7	0.2	0.8	0.5	0.4	—	—	1.7	0.4
Total Life & Health Insurance	206.4	204.4	194.9	223.3	202.7	200.8	205.5	605.7	609.0
Total Segment Revenues	610.9	572.5	497.6	540.5	531.0	538.0	545.5	1,681.0	1,614.5
Net Realized Gains on Sales of Investments	5.3	34.0	3.4	21.0	8.0	3.5	6.6	42.7	18.1
Net Impairment Losses Recognized in Earnings	(3.3)	(2.2)	(7.0)	(6.5)	(3.8)	(4.1)	(0.8)	(12.5)	(8.7)
Other	2.5	4.9	5.2	4.7	4.6	5.1	3.3	12.6	13.0
Total Revenues	$615.4	$609.2	$499.2	$559.7	$539.8	$542.5	$554.6	$1,723.8	$1,636.9

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Sep 30, 2015	Sep 30, 2014
Segment Operating Profit (Loss):
Property & Casualty Insurance	$25.0	$(8.4)	$18.0	$36.0	$(23.9)	$(4.3)	$19.3	$34.6	$(8.9)
Life & Health Insurance	35.4	22.2	24.8	51.2	31.4	24.7	34.6	82.4	90.7
Total Segment Operating Profit	60.4	13.8	42.8	87.2	7.5	20.4	53.9	117.0	81.8
Corporate and Other Operating Loss	(12.6)	(11.3)	(12.3)	(8.6)	(7.7)	(8.6)	(7.8)	(36.2)	(24.1)
Total Operating Profit (Loss)	47.8	2.5	30.5	78.6	(0.2)	11.8	46.1	80.8	57.7
Net Realized Gains on Sales of Investments	5.3	34.0	3.4	21.0	8.0	3.5	6.6	42.7	18.1
Net Impairment Losses Recognized in Earnings	(3.3)	(2.2)	(7.0)	(6.5)	(3.8)	(4.1)	(0.8)	(12.5)	(8.7)
Loss from Early Extinguishment of Debt	—	—	(9.1)	—	—	—	—	(9.1)	—
Income from Continuing Operations before Income Taxes	$49.8	$34.3	$17.8	$93.1	$4.0	$11.2	$51.9	$101.9	$67.1
Segment Net Operating Income (Loss):
Property & Casualty Insurance	$21.0	$(2.6)	$13.4	$25.3	$(13.6)	$(1.2)	$14.4	$31.8	$(0.4)
Life & Health Insurance	23.5	14.3	16.1	33.5	20.3	15.9	22.1	53.9	58.3
Total Segment Net Operating Income	44.5	11.7	29.5	58.8	6.7	14.7	36.5	85.7	57.9
Corporate and Other Net Operating Loss	(7.9)	(5.0)	(7.7)	(4.9)	(4.6)	(5.1)	(5.0)	(20.6)	(14.7)
Consolidated Operating Income	36.6	6.7	21.8	53.9	2.1	9.6	31.5	65.1	43.2
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	3.5	22.1	2.2	13.6	5.2	2.4	4.2	27.8	11.8
Net Impairment Losses Recognized in Earnings	(2.1)	(1.4)	(4.6)	(4.2)	(2.5)	(2.7)	(0.5)	(8.1)	(5.7)
Loss from Early Extinguishment of Debt	—	—	(5.9)	—	—	—	—	(5.9)	—
Income from Continuing Operations	$38.0	$27.4	$13.5	$63.3	$4.8	$9.3	$35.2	$78.9	$49.3

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Sep 30, 2015	Sep 30, 2014
Earned Premiums by Product:
Personal Automobile	$288.5	$252.6	$189.8	$198.0	$205.1	$212.0	$216.3	$730.9	$633.4
Homeowners	72.1	71.6	72.6	75.8	77.9	79.0	79.7	216.3	236.6
Other Personal Property and Casualty Insurance	30.7	30.7	30.6	31.2	31.8	32.3	32.1	92.0	96.2
Commercial Automobile	13.7	13.5	13.5	14.0	14.1	13.6	13.1	40.7	40.8
Life	95.5	96.0	88.0	96.0	96.8	97.2	97.6	279.5	291.6
Accident and Health	36.2	35.7	36.8	36.5	37.1	36.2	38.8	108.7	112.1
Total Earned Premiums	$536.7	$500.1	$431.3	$451.5	$462.8	$470.3	$477.6	$1,468.1	$1,410.7
Net Investment Income by Segment:
Property & Casualty Insurance:
Equity Method Limited Liability Investments	$4.7	$3.0	$0.2	$(0.5)	$4.3	$2.1	$2.5	$7.9	$8.9
All Other Net Investment Income	13.6	15.6	14.6	17.6	14.2	17.4	15.1	43.8	46.7
Net Investment Income	18.3	18.6	14.8	17.1	18.5	19.5	17.6	51.7	55.6
Life & Health Insurance:
Equity Method Limited Liability Investments	3.0	0.9	(1.0)	(0.1)	0.1	(1.1)	0.7	2.9	(0.3)
All Other Net Investment Income	52.1	52.6	51.4	71.4	49.1	49.1	49.5	156.1	147.7
Net Investment Income	55.1	53.5	50.4	71.3	49.2	48.0	50.2	159.0	147.4
Total Segment Net Investment Income	73.4	72.1	65.2	88.4	67.7	67.5	67.8	210.7	203.0
Unallocated Net Investment Income:
Equity Method Limited Liability Investments	0.6	0.3	0.1	(0.1)	0.5	0.3	0.3	1.0	1.1
All Other Net Investment Income	1.9	4.3	5.3	4.8	4.1	4.8	3.0	11.5	11.9
Unallocated Net Investment Income	2.5	4.6	5.4	4.7	4.6	5.1	3.3	12.5	13.0
Net Investment Income	$75.9	$76.7	$70.6	$93.1	$72.3	$72.6	$71.1	$223.2	$216.0

Kemper Corporation Catastrophe Frequency and Severity (Dollars in Millions) (Unaudited)

	Nine Months Ended Sep 30, 2015
	Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	28	$34.7	16	$1.9	28	$35.7
$5 - $10	2	15.7	—	—	2	16.6
$10 - $15	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—
Total	30	$50.4	16	$1.9	30	$52.3

	Nine Months Ended Sep 30, 2014
	Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	21	$26.0	15	$1.6	21	$26.7
$5 - $10	3	19.9	—	—	3	20.4
$10 - $15	1	12.7	—	—	1	13.0
$15 - $20	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—
Greater Than $25	1	33.5	—	—	1	33.6
Total	26	$92.1	15	$1.6	26	$93.7

Kemper Corporation Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Sep 30, 2015	Sep 30, 2014
Results of Operations
Net Premiums Written	$403.6	$348.2	$279.7	$269.1	$307.0	$308.7	$304.3	$1,031.5	$920.0

Earned Premiums	386.1	349.4	287.6	300.0	309.7	317.5	322.3	1,023.1	949.5
Net Investment Income	18.3	18.6	14.8	17.1	18.5	19.5	17.6	51.7	55.6
Other Income	0.1	0.1	0.3	0.1	0.1	0.2	0.1	0.5	0.4
Total Revenues	404.5	368.1	302.7	317.2	328.3	337.2	340.0	1,075.3	1,005.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	283.2	245.5	198.5	198.6	206.8	209.4	230.4	727.2	646.6
Catastrophe Losses and LAE	4.7	35.4	10.3	4.4	14.2	61.9	16.0	50.4	92.1
Prior Years:
Non-catastrophe Losses and LAE	(0.9)	(1.4)	(5.0)	(8.1)	(3.3)	(14.5)	(12.7)	(7.3)	(30.5)
Catastrophe Losses and LAE	(1.9)	(2.4)	(2.2)	(0.8)	(7.2)	(5.1)	(2.7)	(6.5)	(15.0)
Total Incurred Losses and LAE	285.1	277.1	201.6	194.1	210.5	251.7	231.0	763.8	693.2
Insurance Expenses, Excluding Write-off of Long-lived Assets	94.4	88.3	83.1	87.1	87.1	89.8	89.7	265.8	266.6
Write-off of Long-lived Asset[2]	—	11.1	—	—	54.6	—	—	11.1	54.6
Operating Profit (Loss)	25.0	(8.4)	18.0	36.0	(23.9)	(4.3)	19.3	34.6	(8.9)
Income Tax Benefit (Expense)	(4.0)	5.8	(4.6)	(10.7)	10.3	3.1	(4.9)	(2.8)	8.5
Segment Net Operating Income (Loss)	$21.0	$(2.6)	$13.4	$25.3	$(13.6)	$(1.2)	$14.4	$31.8	$(0.4)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	73.3%	70.3%	69.0%	66.2%	66.8%	66.0%	71.4%	71.1%	68.1%
Current Year Catastrophe Losses and LAE Ratio	1.2	10.1	3.6	1.5	4.6	19.5	5.0	4.9	9.7
Prior Years Non-catastrophe Losses and LAE Ratio	(0.2)	(0.4)	(1.7)	(2.7)	(1.1)	(4.6)	(3.9)	(0.7)	(3.2)
Prior Years Catastrophe Losses and LAE Ratio	(0.5)	(0.7)	(0.8)	(0.3)	(2.3)	(1.6)	(0.8)	(0.6)	(1.6)
Total Incurred Loss and LAE Ratio	73.8	79.3	70.1	64.7	68.0	79.3	71.7	74.7	73.0
Insurance Expense Ratio, Excluding Write-off of Long-lived Asset	24.4	25.3	28.9	29.0	28.1	28.3	27.8	26.0	28.1
Impact on Ratio from Write-off of Long-lived Asset	—	3.2	—	—	17.6	—	—	1.1	5.8
Combined Ratio	98.2%	107.8%	99.0%	93.7%	113.7%	107.6%	99.5%	101.8%	106.9%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	73.3%	70.3%	69.0%	66.2%	66.8%	66.0%	71.4%	71.1%	68.1%
Insurance Expense Ratio, Excluding write-off of Long-lived Asset	24.4	25.3	28.9	29.0	28.1	28.3	27.8	26.0	28.1
Impact on Ratio from Write-off of Long-lived Asset	—	3.2	—	—	17.6	—	—	1.1	5.8
Underlying Combined Ratio	97.7%	98.8%	97.9%	95.2%	112.5%	94.3%	99.2%	98.2%	102.0%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	97.7%	98.8%	97.9%	95.2%	112.5%	94.3%	99.2%	98.2%	102.0%
Current Year Catastrophe Losses and LAE Ratio	1.2	10.1	3.6	1.5	4.6	19.5	5.0	4.9	9.7
Prior Years Non-catastrophe Losses and LAE Ratio	(0.2)	(0.4)	(1.7)	(2.7)	(1.1)	(4.6)	(3.9)	(0.7)	(3.2)
Prior Years Catastrophe Losses and LAE Ratio	(0.5)	(0.7)	(0.8)	(0.3)	(2.3)	(1.6)	(0.8)	(0.6)	(1.6)
Combined Ratio as Reported	98.2%	107.8%	99.0%	93.7%	113.7%	107.6%	99.5%	101.8%	106.9%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

[2] The Write-off of Long-lived Assets has not been allocated to product lines. Accordingly, Results of Operations and Selected Financial Information presented on pages 16 to 22 of this Investor Supplement exclude the write-off.

Kemper Corporation Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information (continued) (Dollars in Millions) (Unaudited)

	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Insurance Reserves:
Automobile	$630.2	$631.8	$483.4	$501.4	$524.2	$545.4	$568.9
Homeowners	103.1	119.4	108.1	102.4	118.8	128.3	114.4
Other Personal	50.0	50.3	48.5	47.3	47.5	47.2	47.9
Insurance Reserves	$783.3	$801.5	$640.0	$651.1	$690.5	$720.9	$731.2
Insurance Reserves:
Loss Reserves:
Case	$532.1	$540.5	$426.8	$423.6	$447.6	$460.8	$468.1
Incurred but Not Reported	135.9	142.8	124.1	135.8	148.9	162.5	164.2
Total Loss Reserves	668.0	683.3	550.9	559.4	596.5	623.3	632.3
LAE Reserves	115.3	118.2	89.1	91.7	94.0	97.6	98.9
Insurance Reserves	$783.3	$801.5	$640.0	$651.1	$690.5	$720.9	$731.2

Kemper Corporation Property & Casualty Insurance Segment Preferred Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Sep 30, 2015	Sep 30, 2014
Results of Operations
Net Premiums Written	$113.4	$112.2	$106.5	$110.6	$123.9	$126.9	$124.8	$332.1	$375.6

Earned Premiums	$111.6	$113.4	$115.9	$122.8	$129.2	$134.6	$139.3	$340.9	$403.1
Net Investment Income	6.2	6.7	5.6	8.3	8.8	9.6	8.9	18.5	27.3
Other Income	—	—	0.2	—	—	—	—	0.2	—
Total Revenues	117.8	120.1	121.7	131.1	138.0	144.2	148.2	359.6	430.4
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	76.5	78.1	81.8	90.8	91.3	93.1	102.2	236.4	286.6
Catastrophe Losses and LAE	0.1	2.3	0.2	0.1	1.2	6.8	0.8	2.6	8.8
Prior Years:
Non-catastrophe Losses and LAE	(2.7)	(4.0)	(7.2)	(6.1)	(4.0)	(10.3)	(11.1)	(13.9)	(25.4)
Catastrophe Losses and LAE	(0.1)	(0.1)	(0.1)	—	(0.1)	—	(0.2)	(0.3)	(0.3)
Total Incurred Losses and LAE	73.8	76.3	74.7	84.8	88.4	89.6	91.7	224.8	269.7
Insurance Expenses	33.6	33.1	34.4	36.4	37.0	39.3	38.8	101.1	115.1
Operating Profit	10.4	10.7	12.6	9.9	12.6	15.3	17.7	33.7	45.6
Income Tax Expense	(3.1)	(2.9)	(3.7)	(2.6)	(3.5)	(4.6)	(5.2)	(9.7)	(13.3)
Segment Net Operating Income	$7.3	$7.8	$8.9	$7.3	$9.1	$10.7	$12.5	$24.0	$32.3
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	68.5%	68.9%	70.6%	74.0%	70.7%	69.2%	73.3%	69.3%	71.1%
Current Year Catastrophe Losses and LAE Ratio	0.1	2.0	0.2	0.1	0.9	5.1	0.6	0.8	2.2
Prior Years Non-catastrophe Losses and LAE Ratio	(2.4)	(3.5)	(6.2)	(5.0)	(3.1)	(7.7)	(8.0)	(4.1)	(6.3)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	(0.1)	(0.1)	—	(0.1)	—	(0.1)	(0.1)	(0.1)
Total Incurred Loss and LAE Ratio	66.1	67.3	64.5	69.1	68.4	66.6	65.8	65.9	66.9
Insurance Expense Ratio	30.1	29.2	29.7	29.6	28.6	29.2	27.9	29.7	28.6
Combined Ratio	96.2%	96.5%	94.2%	98.7%	97.0%	95.8%	93.7%	95.6%	95.5%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	68.5%	68.9%	70.6%	74.0%	70.7%	69.2%	73.3%	69.3%	71.1%
Insurance Expense Ratio	30.1	29.2	29.7	29.6	28.6	29.2	27.9	29.7	28.6
Underlying Combined Ratio	98.6%	98.1%	100.3%	103.6%	99.3%	98.4%	101.2%	99.0%	99.7%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	98.6%	98.1%	100.3%	103.6%	99.3%	98.4%	101.2%	99.0%	99.7%
Current Year Catastrophe Losses and LAE Ratio	0.1	2.0	0.2	0.1	0.9	5.1	0.6	0.8	2.2
Prior Years Non-catastrophe Losses and LAE Ratio	(2.4)	(3.5)	(6.2)	(5.0)	(3.1)	(7.7)	(8.0)	(4.1)	(6.3)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	(0.1)	(0.1)	—	(0.1)	—	(0.1)	(0.1)	(0.1)
Combined Ratio as Reported	96.2%	96.5%	94.2%	98.7%	97.0%	95.8%	93.7%	95.6%	95.5%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Non-standard Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Sep 30, 2015	Sep 30, 2014
Results of Operations
Net Premiums Written	$189.3	$135.3	$85.6	$68.5	$78.2	$73.2	$82.9	$410.2	$234.3

Earned Premiums	$176.9	$139.2	$73.9	$75.2	$75.9	$77.4	$77.0	$390.0	$230.3
Net Investment Income	4.4	3.8	2.6	2.6	3.1	3.2	2.9	10.8	9.2
Other Income	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.3	0.3
Total Revenues	181.4	143.1	76.6	77.9	79.1	80.7	80.0	401.1	239.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	151.4	115.9	59.3	59.2	58.5	60.0	60.9	326.6	179.4
Catastrophe Losses and LAE	—	3.0	0.2	0.3	0.4	3.0	0.1	3.2	3.5
Prior Years:
Non-catastrophe Losses and LAE	3.6	2.9	2.2	1.4	0.9	(1.6)	(0.2)	8.7	(0.9)
Catastrophe Losses and LAE	—	(0.1)	—	—	(0.2)	(0.1)	—	(0.1)	(0.3)
Total Incurred Losses and LAE	155.0	121.7	61.7	60.9	59.6	61.3	60.8	338.4	181.7
Insurance Expenses	31.2	25.5	18.5	18.8	18.8	18.3	18.4	75.2	55.5
Operating Profit (Loss)	(4.8)	(4.1)	(3.6)	(1.8)	0.7	1.1	0.8	(12.5)	2.6
Income Tax Benefit (Expense)	5.1	2.5	1.5	0.9	0.2	(0.1)	—	9.1	0.1
Segment Net Operating Income (Loss)	$0.3	$(1.6)	$(2.1)	$(0.9)	$0.9	$1.0	$0.8	$(3.4)	$2.7
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	85.6%	83.2%	80.2%	78.7%	77.1%	77.5%	79.2%	83.8%	77.9%
Current Year Catastrophe Losses and LAE Ratio	—	2.2	0.3	0.4	0.5	3.9	0.1	0.8	1.5
Prior Years Non-catastrophe Losses and LAE Ratio	2.0	2.1	3.0	1.9	1.2	(2.1)	(0.3)	2.2	(0.4)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	—	—	(0.3)	(0.1)	—	—	(0.1)
Total Incurred Loss and LAE Ratio	87.6	87.4	83.5	81.0	78.5	79.2	79.0	86.8	78.9
Insurance Expense Ratio	17.6	18.3	25.0	25.0	24.8	23.6	23.9	19.3	24.1
Combined Ratio	105.2%	105.7%	108.5%	106.0%	103.3%	102.8%	102.9%	106.1%	103.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	85.6%	83.2%	80.2%	78.7%	77.1%	77.5%	79.2%	83.8%	77.9%
Insurance Expense Ratio	17.6	18.3	25.0	25.0	24.8	23.6	23.9	19.3	24.1
Underlying Combined Ratio	103.2%	101.5%	105.2%	103.7%	101.9%	101.1%	103.1%	103.1%	102.0%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	103.2%	101.5%	105.2%	103.7%	101.9%	101.1%	103.1%	103.1%	102.0%
Current Year Catastrophe Losses and LAE Ratio	—	2.2	0.3	0.4	0.5	3.9	0.1	0.8	1.5
Prior Years Non-catastrophe Losses and LAE Ratio	2.0	2.1	3.0	1.9	1.2	(2.1)	(0.3)	2.2	(0.4)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	—	—	(0.3)	(0.1)	—	—	(0.1)
Combined Ratio as Reported	105.2%	105.7%	108.5%	106.0%	103.3%	102.8%	102.9%	106.1%	103.0%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Total Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Sep 30, 2015	Sep 30, 2014
Results of Operations
Net Premiums Written	$302.7	$247.5	$192.1	$179.1	$202.1	$200.1	$207.7	$742.3	$609.9

Earned Premiums	$288.5	$252.6	$189.8	$198.0	$205.1	$212.0	$216.3	$730.9	$633.4
Net Investment Income	10.6	10.5	8.2	10.9	11.9	12.8	11.8	29.3	36.5
Other Income	0.1	0.1	0.3	0.1	0.1	0.1	0.1	0.5	0.3
Total Revenues	299.2	263.2	198.3	209.0	217.1	224.9	228.2	760.7	670.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	227.9	194.0	141.1	150.0	149.8	153.1	163.1	563.0	466.0
Catastrophe Losses and LAE	0.1	5.3	0.4	0.4	1.6	9.8	0.9	5.8	12.3
Prior Years:
Non-catastrophe Losses and LAE	0.9	(1.1)	(5.0)	(4.7)	(3.1)	(11.9)	(11.3)	(5.2)	(26.3)
Catastrophe Losses and LAE	(0.1)	(0.2)	(0.1)	—	(0.3)	(0.1)	(0.2)	(0.4)	(0.6)
Total Incurred Losses and LAE	228.8	198.0	136.4	145.7	148.0	150.9	152.5	563.2	451.4
Insurance Expenses	64.8	58.6	52.9	55.2	55.8	57.6	57.2	176.3	170.6
Operating Profit	5.6	6.6	9.0	8.1	13.3	16.4	18.5	21.2	48.2
Income Tax Benefit (Expense)	2.0	(0.4)	(2.2)	(1.7)	(3.3)	(4.7)	(5.2)	(0.6)	(13.2)
Segment Net Operating Income	$7.6	$6.2	$6.8	$6.4	$10.0	$11.7	$13.3	$20.6	$35.0
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	79.0%	76.8%	74.4%	75.8%	73.0%	72.2%	75.4%	77.1%	73.7%
Current Year Catastrophe Losses and LAE Ratio	—	2.1	0.2	0.2	0.8	4.6	0.4	0.8	1.9
Prior Years Non-catastrophe Losses and LAE Ratio	0.3	(0.4)	(2.6)	(2.4)	(1.5)	(5.6)	(5.2)	(0.7)	(4.2)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	(0.1)	—	(0.1)	—	(0.1)	(0.1)	(0.1)
Total Incurred Loss and LAE Ratio	79.3	78.4	71.9	73.6	72.2	71.2	70.5	77.1	71.3
Insurance Expense Ratio	22.5	23.2	27.9	27.9	27.2	27.2	26.4	24.1	26.9
Combined Ratio	101.8%	101.6%	99.8%	101.5%	99.4%	98.4%	96.9%	101.2%	98.2%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	79.0%	76.8%	74.4%	75.8%	73.0%	72.2%	75.4%	77.1%	73.7%
Insurance Expense Ratio	22.5	23.2	27.9	27.9	27.2	27.2	26.4	24.1	26.9
Underlying Combined Ratio	101.5%	100.0%	102.3%	103.7%	100.2%	99.4%	101.8%	101.2%	100.6%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	101.5%	100.0%	102.3%	103.7%	100.2%	99.4%	101.8%	101.2%	100.6%
Current Year Catastrophe Losses and LAE Ratio	—	2.1	0.2	0.2	0.8	4.6	0.4	0.8	1.9
Prior Years Non-catastrophe Losses and LAE Ratio	0.3	(0.4)	(2.6)	(2.4)	(1.5)	(5.6)	(5.2)	(0.7)	(4.2)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	(0.1)	—	(0.1)	—	(0.1)	(0.1)	(0.1)
Combined Ratio as Reported	101.8%	101.6%	99.8%	101.5%	99.4%	98.4%	96.9%	101.2%	98.2%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Commercial Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Sep 30, 2015	Sep 30, 2014
Results of Operations
Net Premiums Written	$13.5	$14.5	$14.0	$12.3	$13.7	$15.3	$14.3	$42.0	$43.3

Earned Premiums	$13.7	$13.5	$13.5	$14.0	$14.1	$13.6	$13.1	$40.7	$40.8
Net Investment Income	1.2	1.1	1.0	0.9	0.9	1.0	1.0	3.3	2.9
Other Income	—	—	—	—	—	—	—	—	—
Total Revenues	14.9	14.6	14.5	14.9	15.0	14.6	14.1	44.0	43.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	13.3	10.0	10.8	10.4	11.5	11.6	11.1	34.1	34.2
Catastrophe Losses and LAE	—	0.2	—	—	0.1	0.1	—	0.2	0.2
Prior Years:
Non-catastrophe Losses and LAE	1.5	(0.6)	(0.2)	(1.9)	(0.6)	0.4	(0.5)	0.7	(0.7)
Catastrophe Losses and LAE	—	—	—	—	—	—	—	—	—
Total Incurred Losses and LAE	14.8	9.6	10.6	8.5	11.0	12.1	10.6	35.0	33.7
Insurance Expenses	3.7	3.6	3.8	4.3	3.6	3.5	3.5	11.1	10.6
Operating Profit (Loss)	(3.6)	1.4	0.1	2.1	0.4	(1.0)	—	(2.1)	(0.6)
Income Tax Benefit (Expense)	1.3	(0.4)	0.1	(0.6)	(0.1)	0.4	0.1	1.0	0.4
Segment Net Operating Income (Loss)	$(2.3)	$1.0	$0.2	$1.5	$0.3	$(0.6)	$0.1	$(1.1)	$(0.2)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	97.1%	74.0%	80.0%	74.3%	81.6%	85.4%	84.7%	83.8%	83.8%
Current Year Catastrophe Losses and LAE Ratio	—	1.5	—	—	0.7	0.7	—	0.5	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	10.9	(4.4)	(1.5)	(13.6)	(4.3)	2.9	(3.8)	1.7	(1.7)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	108.0	71.1	78.5	60.7	78.0	89.0	80.9	86.0	82.6
Insurance Expense Ratio	27.0	26.7	28.1	30.7	25.5	25.7	26.7	27.3	26.0
Combined Ratio	135.0%	97.8%	106.6%	91.4%	103.5%	114.7%	107.6%	113.3%	108.6%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	97.1%	74.0%	80.0%	74.3%	81.6%	85.4%	84.7%	83.8%	83.8%
Insurance Expense Ratio	27.0	26.7	28.1	30.7	25.5	25.7	26.7	27.3	26.0
Underlying Combined Ratio	124.1%	100.7%	108.1%	105.0%	107.1%	111.1%	111.4%	111.1%	109.8%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	124.1%	100.7%	108.1%	105.0%	107.1%	111.1%	111.4%	111.1%	109.8%
Current Year Catastrophe Losses and LAE Ratio	—	1.5	—	—	0.7	0.7	—	0.5	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	10.9	(4.4)	(1.5)	(13.6)	(4.3)	2.9	(3.8)	1.7	(1.7)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—	—
Combined Ratio as Reported	135.0%	97.8%	106.6%	91.4%	103.5%	114.7%	107.6%	113.3%	108.6%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Total Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Sep 30, 2015	Sep 30, 2014
Results of Operations
Net Premiums Written	$316.2	$262.0	$206.1	$191.4	$215.8	$215.4	$222.0	$784.3	$653.2

Earned Premiums	$302.2	$266.1	$203.3	$212.0	$219.2	$225.6	$229.4	$771.6	$674.2
Net Investment Income	11.8	11.6	9.2	11.8	12.8	13.8	12.8	32.6	39.4
Other Income	0.1	0.1	0.3	0.1	0.1	0.1	0.1	0.5	0.3
Total Revenues	314.1	277.8	212.8	223.9	232.1	239.5	242.3	804.7	713.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	241.2	204.0	151.9	160.4	161.3	164.7	174.2	597.1	500.2
Catastrophe Losses and LAE	0.1	5.5	0.4	0.4	1.7	9.9	0.9	6.0	12.5
Prior Years:
Non-catastrophe Losses and LAE	2.4	(1.7)	(5.2)	(6.6)	(3.7)	(11.5)	(11.8)	(4.5)	(27.0)
Catastrophe Losses and LAE	(0.1)	(0.2)	(0.1)	—	(0.3)	(0.1)	(0.2)	(0.4)	(0.6)
Total Incurred Losses and LAE	243.6	207.6	147.0	154.2	159.0	163.0	163.1	598.2	485.1
Insurance Expenses	68.5	62.2	56.7	59.5	59.4	61.1	60.7	187.4	181.2
Operating Profit	2.0	8.0	9.1	10.2	13.7	15.4	18.5	19.1	47.6
Income Tax Benefit (Expense)	3.3	(0.8)	(2.1)	(2.3)	(3.4)	(4.3)	(5.1)	0.4	(12.8)
Segment Net Operating Income	$5.3	$7.2	$7.0	$7.9	$10.3	$11.1	$13.4	$19.5	$34.8
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	79.8%	76.6%	74.7%	75.6%	73.5%	73.0%	75.9%	77.4%	74.2%
Current Year Catastrophe Losses and LAE Ratio	—	2.1	0.2	0.2	0.8	4.4	0.4	0.8	1.9
Prior Years Non-catastrophe Losses and LAE Ratio	0.8	(0.6)	(2.6)	(3.1)	(1.7)	(5.1)	(5.1)	(0.6)	(4.0)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	—	—	(0.1)	—	(0.1)	(0.1)	(0.1)
Total Incurred Loss and LAE Ratio	80.6	78.0	72.3	72.7	72.5	72.3	71.1	77.5	72.0
Insurance Expense Ratio	22.7	23.4	27.9	28.1	27.1	27.1	26.5	24.3	26.9
Combined Ratio	103.3%	101.4%	100.2%	100.8%	99.6%	99.4%	97.6%	101.8%	98.9%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	79.8%	76.6%	74.7%	75.6%	73.5%	73.0%	75.9%	77.4%	74.2%
Insurance Expense Ratio	22.7	23.4	27.9	28.1	27.1	27.1	26.5	24.3	26.9
Underlying Combined Ratio	102.5%	100.0%	102.6%	103.7%	100.6%	100.1%	102.4%	101.7%	101.1%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	102.5%	100.0%	102.6%	103.7%	100.6%	100.1%	102.4%	101.7%	101.1%
Current Year Catastrophe Losses and LAE Ratio	—	2.1	0.2	0.2	0.8	4.4	0.4	0.8	1.9
Prior Years Non-catastrophe Losses and LAE Ratio	0.8	(0.6)	(2.6)	(3.1)	(1.7)	(5.1)	(5.1)	(0.6)	(4.0)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	—	—	(0.1)	—	(0.1)	(0.1)	(0.1)
Combined Ratio as Reported	103.3%	101.4%	100.2%	100.8%	99.6%	99.4%	97.6%	101.8%	98.9%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Homeowners Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Sep 30, 2015	Sep 30, 2014
Results of Operations
Net Premiums Written	$75.2	$74.2	$63.1	$66.5	$78.6	$80.5	$70.9	$212.5	$230.0

Earned Premiums	$72.1	$71.6	$72.6	$75.8	$77.9	$79.0	$79.7	$216.3	$236.6
Net Investment Income	5.5	5.9	4.8	4.3	4.6	4.6	3.9	16.2	13.1
Other Income	—	—	—	—	—	0.1	—	—	0.1
Total Revenues	77.6	77.5	77.4	80.1	82.5	83.7	83.6	232.5	249.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	36.3	36.5	39.8	31.4	38.1	37.9	49.1	112.6	125.1
Catastrophe Losses and LAE	4.8	28.4	9.6	3.8	12.3	50.4	14.3	42.8	77.0
Prior Years:
Non-catastrophe Losses and LAE	(2.5)	0.1	(0.4)	(0.7)	1.5	(1.6)	(0.7)	(2.8)	(0.8)
Catastrophe Losses and LAE	(1.7)	(2.1)	(2.2)	(0.8)	(6.0)	(4.4)	(2.1)	(6.0)	(12.5)
Total Incurred Losses and LAE	36.9	62.9	46.8	33.7	45.9	82.3	60.6	146.6	188.8
Insurance Expenses	22.4	22.9	23.0	24.0	24.1	25.1	25.4	68.3	74.6
Operating Profit (Loss)	18.3	(8.3)	7.6	22.4	12.5	(23.7)	(2.4)	17.6	(13.6)
Income Tax Benefit (Expense)	(5.8)	3.6	(2.1)	(7.3)	(3.9)	8.7	1.2	(4.3)	6.0
Segment Net Operating Income (Loss)	$12.5	$(4.7)	$5.5	$15.1	$8.6	$(15.0)	$(1.2)	$13.3	$(7.6)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	50.4%	50.9%	54.9%	41.5%	48.9%	48.0%	61.6%	52.1%	52.9%
Current Year Catastrophe Losses and LAE Ratio	6.7	39.7	13.2	5.0	15.8	63.8	17.9	19.8	32.5
Prior Years Non-catastrophe Losses and LAE Ratio	(3.5)	0.1	(0.6)	(0.9)	1.9	(2.0)	(0.9)	(1.3)	(0.3)
Prior Years Catastrophe Losses and LAE Ratio	(2.4)	(2.9)	(3.0)	(1.1)	(7.7)	(5.6)	(2.6)	(2.8)	(5.3)
Total Incurred Loss and LAE Ratio	51.2	87.8	64.5	44.5	58.9	104.2	76.0	67.8	79.8
Insurance Expense Ratio	31.1	32.0	31.7	31.7	30.9	31.8	31.9	31.6	31.5
Combined Ratio	82.3%	119.8%	96.2%	76.2%	89.8%	136.0%	107.9%	99.4%	111.3%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	50.4%	50.9%	54.9%	41.5%	48.9%	48.0%	61.6%	52.1%	52.9%
Insurance Expense Ratio	31.1	32.0	31.7	31.7	30.9	31.8	31.9	31.6	31.5
Underlying Combined Ratio	81.5%	82.9%	86.6%	73.2%	79.8%	79.8%	93.5%	83.7%	84.4%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	81.5%	82.9%	86.6%	73.2%	79.8%	79.8%	93.5%	83.7%	84.4%
Current Year Catastrophe Losses and LAE Ratio	6.7	39.7	13.2	5.0	15.8	63.8	17.9	19.8	32.5
Prior Years Non-catastrophe Losses and LAE Ratio	(3.5)	0.1	(0.6)	(0.9)	1.9	(2.0)	(0.9)	(1.3)	(0.3)
Prior Years Catastrophe Losses and LAE Ratio	(2.4)	(2.9)	(3.0)	(1.1)	(7.7)	(5.6)	(2.6)	(2.8)	(5.3)
Combined Ratio as Reported	82.3%	119.8%	96.2%	76.2%	89.8%	136.0%	107.9%	99.4%	111.3%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Other Personal Lines - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Sep 30, 2015	Sep 30, 2014
Results of Operations
Net Premiums Written	$12.2	$12.0	$10.5	$11.2	$12.6	$12.8	$11.4	$34.7	$36.8

Earned Premiums	$11.8	$11.7	$11.7	$12.2	$12.6	$12.9	$13.2	$35.2	$38.7
Net Investment Income	1.0	1.1	0.8	1.0	1.1	1.1	0.9	2.9	3.1
Other Income	—	—	—	—	—	—	—	—	—
Total Revenues	12.8	12.8	12.5	13.2	13.7	14.0	14.1	38.1	41.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	5.7	5.0	6.8	6.8	7.4	6.8	7.1	17.5	21.3
Catastrophe Losses and LAE	(0.2)	1.5	0.3	0.2	0.2	1.6	0.8	1.6	2.6
Prior Years:
Non-catastrophe Losses and LAE	(0.8)	0.2	0.6	(0.8)	(1.1)	(1.4)	(0.2)	—	(2.7)
Catastrophe Losses and LAE	(0.1)	(0.1)	0.1	—	(0.9)	(0.6)	(0.4)	(0.1)	(1.9)
Total Incurred Losses and LAE	4.6	6.6	7.8	6.2	5.6	6.4	7.3	19.0	19.3
Insurance Expenses	3.5	3.2	3.4	3.6	3.6	3.6	3.6	10.1	10.8
Operating Profit	4.7	3.0	1.3	3.4	4.5	4.0	3.2	9.0	11.7
Income Tax Benefit (Expense)	(1.5)	(0.9)	(0.4)	(1.1)	(1.5)	(1.3)	(1.0)	(2.8)	(3.8)
Segment Net Operating Income	$3.2	$2.1	$0.9	$2.3	$3.0	$2.7	$2.2	$6.2	$7.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	48.3%	42.8%	58.1%	55.8%	58.6%	52.8%	53.7%	49.8%	55.1%
Current Year Catastrophe Losses and LAE Ratio	(1.7)	12.8	2.6	1.6	1.6	12.4	6.1	4.5	6.7
Prior Years Non-catastrophe Losses and LAE Ratio	(6.8)	1.7	5.1	(6.6)	(8.7)	(10.9)	(1.5)	—	(7.0)
Prior Years Catastrophe Losses and LAE Ratio	(0.8)	(0.9)	0.9	—	(7.1)	(4.7)	(3.0)	(0.3)	(4.9)
Total Incurred Loss and LAE Ratio	39.0	56.4	66.7	50.8	44.4	49.6	55.3	54.0	49.9
Insurance Expense Ratio	29.7	27.4	29.1	29.5	28.6	27.9	27.3	28.7	27.9
Combined Ratio	68.7%	83.8%	95.8%	80.3%	73.0%	77.5%	82.6%	82.7%	77.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	48.3%	42.8%	58.1%	55.8%	58.6%	52.8%	53.7%	49.8%	55.1%
Insurance Expense Ratio	29.7	27.4	29.1	29.5	28.6	27.9	27.3	28.7	27.9
Underlying Combined Ratio	78.0%	70.2%	87.2%	85.3%	87.2%	80.7%	81.0%	78.5%	83.0%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	78.0%	70.2%	87.2%	85.3%	87.2%	80.7%	81.0%	78.5%	83.0%
Current Year Catastrophe Losses and LAE Ratio	(1.7)	12.8	2.6	1.6	1.6	12.4	6.1	4.5	6.7
Prior Years Non-catastrophe Losses and LAE Ratio	(6.8)	1.7	5.1	(6.6)	(8.7)	(10.9)	(1.5)	—	(7.0)
Prior Years Catastrophe Losses and LAE Ratio	(0.8)	(0.9)	0.9	—	(7.1)	(4.7)	(3.0)	(0.3)	(4.9)
Combined Ratio as Reported	68.7%	83.8%	95.8%	80.3%	73.0%	77.5%	82.6%	82.7%	77.8%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Life & Health Insurance Segment - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Sep 30, 2015	Sep 30, 2014
Results of Operations
Earned Premiums:
Life	$95.5	$96.0	$88.0	$96.0	$96.8	$97.2	$97.6	$279.5	$291.6
Accident and Health	36.2	35.7	36.8	36.5	37.1	36.2	38.8	108.7	112.1
Property	18.9	19.0	18.9	19.0	19.2	19.4	18.9	56.8	57.5
Total Earned Premiums	150.6	150.7	143.7	151.5	153.1	152.8	155.3	445.0	461.2
Net Investment Income	55.1	53.5	50.4	71.3	49.2	48.0	50.2	159.0	147.4
Other Income	0.7	0.2	0.8	0.5	0.4	—	—	1.7	0.4
Total Revenues	206.4	204.4	194.9	223.3	202.7	200.8	205.5	605.7	609.0
Policyholders’ Benefits and Incurred Losses and LAE	93.7	98.0	96.1	91.7	89.9	95.8	97.0	287.8	282.7
Insurance Expenses	77.3	84.2	74.0	80.4	81.4	80.3	73.9	235.5	235.6
Operating Profit	35.4	22.2	24.8	51.2	31.4	24.7	34.6	82.4	90.7
Income Tax Expense	(11.9)	(7.9)	(8.7)	(17.7)	(11.1)	(8.8)	(12.5)	(28.5)	(32.4)
Segment Net Operating Income	$23.5	$14.3	$16.1	$33.5	$20.3	$15.9	$22.1	$53.9	$58.3

	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Insurance Reserves:
Future Policyholder Benefits	$3,267.3	$3,255.7	$3,238.9	$3,214.7	$3,202.5	$3,189.5	$3,173.8
Incurred Losses and LAE Reserves:
Life	39.4	37.5	40.2	38.8	38.7	39.4	42.6
Accident and Health	21.1	19.6	20.4	20.2	19.6	20.1	21.3
Property	4.4	5.2	3.7	4.5	4.3	5.3	5.6
Total Incurred Losses and LAE Reserves	64.9	62.3	64.3	63.5	62.6	64.8	69.5
Insurance Reserves	$3,332.2	$3,318.0	$3,303.2	$3,278.2	$3,265.1	$3,254.3	$3,243.3

Kemper Corporation Details of Investment Performance (Dollars in Millions)

	Three Months Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Sep 30, 2015	Sep 30, 2014
Net Investment Income
Interest and Dividends on Fixed Maturities	$58.4	$58.3	$59.5	$57.4	$56.1	$56.9	$57.0	$176.2	$170.0
Dividends on Equity Securities	6.4	8.7	7.7	34.1	7.7	10.8	7.3	22.8	25.8
Equity Method Limited Liability Investments	8.3	4.2	(0.7)	(0.7)	4.9	1.3	3.5	11.8	9.7
Fair Value Option Investments	(0.9)	1.8	0.9	(1.3)	0.3	0.3	—	1.8	0.6
Short-term Investments	0.2	0.1	—	0.1	0.1	0.2	0.2	0.3	0.5
Real Estate	3.0	3.0	2.9	2.9	3.1	2.9	3.2	8.9	9.2
Loans to Policyholders	5.3	5.1	5.3	5.2	5.2	5.0	5.1	15.7	15.3
Other	—	—	—	0.1	—	—	—	—	—
Total Investment Income	80.7	81.2	75.6	97.8	77.4	77.4	76.3	237.5	231.1
Investment Expenses:
Real Estate	2.9	2.9	2.7	2.7	3.1	2.7	2.8	8.5	8.6
Other Investment Expenses	1.9	1.6	2.3	2.0	2.0	2.1	2.4	5.8	6.5
Total Investment Expenses	4.8	4.5	5.0	4.7	5.1	4.8	5.2	14.3	15.1
Net Investment Income	$75.9	$76.7	$70.6	$93.1	$72.3	$72.6	$71.1	$223.2	$216.0
Net Realized Gains on Sales of Investments
Fixed Maturities:
Gains on Sales	$3.6	$3.9	$2.0	$2.0	$0.2	$0.4	$4.4	$9.5	$5.0
Losses on Sales	(0.1)	(0.5)	(0.1)	(0.2)	—	—	—	(0.7)	—
Equity Securities:
Gains on Sales	2.8	31.4	1.5	21.4	7.9	3.0	0.8	35.7	11.7
Losses on Sales	(0.7)	(0.7)	—	(2.0)	—	—	—	(1.4)	—
Real Estate:
Losses on Sales	—	—	—	—	—	—	(0.2)	—	(0.2)
Other Investments:
Gain on Sale of Subsidiary	—	—	—	—	—	—	1.6	—	1.6
Losses on Sales	—	(0.1)	—	—	—	(0.1)	—	(0.1)	(0.1)
Trading Securities Net Gains (Losses)	(0.3)	—	—	(0.2)	(0.1)	0.2	—	(0.3)	0.1
Net Realized Gains on Sales of Investments	$5.3	$34.0	$3.4	$21.0	$8.0	$3.5	$6.6	$42.7	$18.1
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(1.2)	$(1.6)	$(2.4)	$(0.1)	$(2.2)	$(3.1)	$(0.3)	$(5.2)	$(5.6)
Equity Securities	(2.1)	(0.6)	(4.6)	(4.0)	(1.6)	(1.0)	(0.5)	(7.3)	(3.1)
Real Estate	—	—	—	(2.4)	—	—	—	—	—
Net Impairment Losses Recognized in Earnings	$(3.3)	$(2.2)	$(7.0)	$(6.5)	$(3.8)	$(4.1)	$(0.8)	$(12.5)	$(8.7)

Kemper Corporation Details of Invested Assets (Dollars in Millions) (Unaudited)

	Sep 30, 2015		Dec 31, 2014		Dec 31, 2013
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$331.3	5.1%	$345.5	5.4%	$362.2	5.9%
States and Political Subdivisions	1,591.7	24.6	1,477.1	22.9	1,361.0	22.1
Corporate Securities:
Bonds and Notes	2,837.8	43.8	2,878.5	44.7	2,793.7	45.4
Redeemable Preferred Stocks	4.5	0.1	6.7	0.1	7.4	0.1
Collaterized Loan Obligations	74.3	1.1	64.4	1.0	44.7	0.7
Other Mortgage- and Asset-backed	5.3	0.1	5.4	0.1	6.0	0.1
Subtotal Fixed Maturities Reported at Fair Value	4,844.9	74.8	4,777.6	74.2	4,575.0	74.3
Equity Securities Reported at Fair Value:
Preferred Stocks	107.7	1.7	109.5	1.7	110.2	1.8
Common Stocks	37.0	0.6	133.8	2.1	189.5	3.1
Other Equity Interests:
Exchange Traded Funds	187.0	2.9	202.7	3.1	124.9	2.0
Limited Liability Companies and Limited Partnerships	204.0	3.2	186.2	2.9	173.9	2.8
Subtotal Equity Securities Reported at Fair Value	535.7	8.3	632.2	9.8	598.5	9.7
Equity Method Limited Liability Investments	179.4	2.8	184.8	2.9	245.1	4.0
Fair Value Option Investments	166.1	2.6	53.3	0.8	—	—
Short-term Investments at Cost which Approximates Fair Value	295.9	4.6	342.2	5.3	284.7	4.6
Other Investments:
Loans to Policyholders at Unpaid Principal	286.9	4.4	283.4	4.4	275.4	4.5
Real Estate at Depreciated Cost	158.2	2.4	160.9	2.5	167.1	2.7
Trading Securities at Fair Value	4.6	0.1	4.9	0.1	5.0	0.1
Other	1.3	—	0.4	—	0.5	—
Subtotal Other Investments	451.0	6.9	449.6	7.0	448.0	7.3
Total Investments	$6,473.0	100.0%	$6,439.7	100.0%	$6,151.3	100.0%
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$3,258.6	67.3%	$3,249.3	68.0%	$3,128.1	68.4%
BBB	1,119.6	23.1	1,156.4	24.2	1,119.9	24.5
BB, B	234.7	4.8	166.7	3.5	144.6	3.1
CCC or Lower	232.0	4.8	205.2	4.3	182.4	4.0
Total Investments in Fixed Maturities	$4,844.9	100.0%	$4,777.6	100.0%	$4,575.0	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	6.6		6.9		6.8

[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Investment Concentration (Dollars in Millions) (Unaudited)

	Sep 30, 2015		Dec 31, 2014		Dec 31, 2013
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Manufacturing	$1,154.2	17.8%	$1,247.4	19.4%	$1,196.9	19.5%
Finance, Insurance and Real Estate	711.8	11.0	785.6	12.2	767.9	12.5
Services	371.2	5.7	305.0	4.7	277.5	4.5
Transportation, Communication and Utilities	342.7	5.3	312.9	4.9	306.7	5.0
Mining	146.6	2.3	139.7	2.2	143.1	2.3
Retail Trade	97.3	1.5	74.5	1.2	75.6	1.2
Wholesale Trade	73.5	1.1	69.7	1.1	60.7	1.0
Agriculture, Forestry and Fishing	20.8	0.3	15.3	0.2	18.8	0.3
Other	3.8	0.1	4.9	0.1	4.6	0.1
Total Fair Value of Non-governmental Fixed Maturities	$2,921.9	45.1%	$2,955.0	46.0%	$2,851.8	46.4%

	Sep 30, 2015
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States and Political Subdivisions:
Texas	$108.8	1.7%
Ohio	78.4	1.2
Michigan	77.3	1.2
Georgia	72.4	1.1
Colorado	67.2	1.0
Florida	66.1	1.0
Wisconsin	59.2	0.9
Equity Securities - Other Equity Interests:
Vanguard Total Stock Market ETF	73.7	1.1
iShares® Core S&P 500 ETF	66.2	1.0
Equity Method Limited Liability Investments:
Tennenbaum Opportunities Fund V, LLC	55.2	0.9
Total	$724.5	11.1%

[1]
Excluding Investments in U.S. Government and Government Agencies and Authorities and Obligations of States and Political Subdivisions pre-refunded with U.S. government and government agencies obligations held in Trust at September 30, 2015.

Kemper Corporation Municipal Bonds (excluding Pre-refunded Bonds) (Dollars in Millions) (Unaudited)

	Sep 30, 2015
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$17.9	$25.3	$65.6	$108.8	7.3%	1.7%
Ohio	40.4	5.0	33.0	78.4	5.2	1.2
Michigan	37.9	—	39.4	77.3	5.2	1.2
Georgia	51.5	7.2	13.7	72.4	4.8	1.1
Colorado	—	15.9	51.3	67.2	4.5	1.0
Florida	49.9	—	16.2	66.1	4.4	1.0
Wisconsin	50.8	7.0	1.4	59.2	4.0	0.9
New York	6.3	2.7	45.6	54.6	3.6	0.8
Washington	18.4	0.3	35.5	54.2	3.6	0.8
Arkansas	48.0	—	—	48.0	3.2	0.7
North Carolina	17.7	3.3	24.4	45.4	3.0	0.7
Oregon	40.7	—	3.5	44.2	3.0	0.7
Louisiana	12.2	4.4	26.6	43.2	2.9	0.7
Massachusetts	2.7	1.5	33.0	37.2	2.5	0.6
Minnesota	26.7	0.4	7.6	34.7	2.3	0.5
Virginia	—	19.6	12.9	32.5	2.2	0.5
Utah	16.6	1.6	13.8	32.0	2.1	0.5
Indiana	—	—	31.3	31.3	2.1	0.5
Nevada	22.2	7.2	—	29.4	2.0	0.5
Connecticut	23.9	—	5.3	29.2	2.0	0.5
California	0.3	—	28.4	28.7	1.9	0.4
Maryland	2.8	21.7	3.6	28.1	1.9	0.4
Delaware	17.5	—	9.5	27.0	1.8	0.4
South Carolina	20.1	3.2	2.4	25.7	1.7	0.4
New Jersey	—	5.4	19.9	25.3	1.7	0.4
Pennsylvania	11.5	2.7	10.6	24.8	1.7	0.4
Rhode Island	10.9	—	13.7	24.6	1.6	0.4
Tennessee	4.4	7.4	9.8	21.6	1.4	0.3
Missouri	—	—	19.0	19.0	1.3	0.3
Idaho	—	10.8	7.8	18.6	1.2	0.3
New Mexico	—	—	18.2	18.2	1.2	0.3
Iowa	—	—	17.3	17.3	1.2	0.3
District of Columbia	—	5.0	12.1	17.1	1.1	0.3
Arizona	—	0.8	16.2	17.0	1.1	0.3
Illinois	2.5	5.1	9.1	16.7	1.1	0.3
Kentucky	—	—	15.5	15.5	1.0	0.2
Hawaii	15.2	—	—	15.2	1.0	0.2
Alabama	6.2	—	8.7	14.9	1.0	0.2
Nebraska	—	6.9	5.3	12.2	0.8	0.2
All Other States	20.0	—	44.5	64.5	4.3	1.0
Total (1)	$595.2	$170.4	$731.7	$1,497.3	100.0%	23.1%

[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation Investments in Limited Liability Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Sep 30, 2015	Sep 30, 2015	Dec 31, 2014
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Distressed Debt	$—	$87.0	$93.0
Secondary Transactions	20.5	39.1	48.9
Mezzanine Debt	34.8	29.4	27.0
Senior Debt	11.4	11.2	5.0
Growth Equity	—	4.9	5.3
Leveraged Buyout	0.1	3.5	3.9
Other	—	4.3	1.7
Total Equity Method Limited Liability Investments	66.8	179.4	184.8
Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	70.3	79.1	69.7
Senior Debt	17.7	36.5	21.4
Distressed Debt	12.9	18.9	18.2
Secondary Transactions	10.1	14.5	15.6
Hedge Fund	—	—	9.1
Leveraged Buyout	1.6	7.6	8.0
Other	6.7	47.5	44.2
Total Reported as Other Equity Interests at Fair Value	119.3	204.1	186.2
Reported as Fair Value Option Investments:
Hedge Funds	—	166.1	53.3
Total Investments in Limited Liability Companies and Limited Partnerships	$186.1	$549.6	$424.3

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Goodwill, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the recorded Goodwill asset by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill, also referred to as Tangible Book Value Per Share, is a common measure used by analysts and investors to compare similar companies.
Consolidated Net Operating Income is an after-tax, non-GAAP financial measure and is computed by excluding from Income from Continuing Operations the after-tax impact of:
1) Net Realized Gains on Sales of Investments;
2) Net Impairment Losses Recognized in Earnings related to investments;
3) Loss from Early Extinguishment of Debt; and
4) Significant non-recurring or infrequent items that may not be indicative of ongoing operations.
Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Income from Continuing Operations.
The Company believes that Consolidated Net Operating Income provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains on Sales of Investments and Net Impairment Losses Recognized in Earnings related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Loss from Early Extinguishment of Debt is driven by the Company’s financing and refinancing decisions and capital needs, as well as, external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)
A reconciliation of Consolidated Net Operating Income to Income from Continuing Operations is presented below:

	Three Months Ended							Nine Months Ended
Dollars in Millions (Unaudited)	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Sep 30, 2015	Sep 30, 2014
Consolidated Net Operating Income	$36.6	$6.7	$21.8	$53.9	$2.1	$9.6	$31.5	$65.1	$43.2
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	3.5	22.1	2.2	13.6	5.2	2.4	4.2	27.8	11.8
Net Impairment Losses Recognized in Earnings	(2.1)	(1.4)	(4.6)	(4.2)	(2.5)	(2.7)	(0.5)	(8.1)	(5.7)
Loss from Early Extinguishment of Debt	—	—	(5.9)	—	—	—	—	(5.9)	—
Income from Continuing Operations	$38.0	$27.4	$13.5	$63.3	$4.8	$9.3	$35.2	$78.9	$49.3

Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Income from Continuing Operations Per Unrestricted Share‐basic.

A reconciliation of Consolidated Net Operating Income Per Unrestricted Share-basic to Income from Continuing Operations Per Unrestricted Share-basic is presented below:

	Three Months Ended							Nine Months Ended
(Unaudited)	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Sep 30, 2015	Sep 30, 2014
Consolidated Net Operating Income Per Unrestricted Share	$0.70	$0.13	$0.42	$1.02	$0.04	$0.18	$0.56	$1.26	$0.79
Net Income (Loss) Per Unrestricted Share From:
Net Realized Gains on Sales of Investments	0.07	0.43	0.04	0.26	0.10	0.04	0.08	0.53	0.21
Net Impairment Losses Recognized in Earnings	(0.04)	(0.03)	(0.09)	(0.08)	(0.05)	(0.05)	(0.01)	(0.16)	(0.10)
Loss from Early Extinguishment of Debt	—	—	(0.11)	—	—	—	—	(0.11)	—
Income from Continuing Operations Per Unrestricted Share	$0.73	$0.53	$0.26	$1.20	$0.09	$0.17	$0.63	$1.52	$0.90

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense (including write-offs of long-lived assets) Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years with the Insurance Expense (including write-offs of long-lived assets) Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.